Exhibit (h)(4)(i)

SUB- ADMINISTRATION AGREEMENT

SCHEDULE A

AS OF APRIL 30, 2013

MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE SEC AND PORTFOLIOS THEREOF, IF ANY

Transamerica Funds

Transamerica Arbitrage Strategy
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation –Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Transamerica Bond
Transamerica Capital Growth
Transamerica Commodity Strategy
Transamerica Core Bond
Transamerica Developing Markets Equity
Transamerica Diversified Equity
Transamerica Dividend Focused
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Equity
Transamerica Enhanced Muni
Transamerica Flexible Income
Transamerica Global Allocation
Transamerica Global Macro
Transamerica Global Real Estate Securities
Transamerica Growth
Transamerica Growth Opportunities
Transamerica High Yield Bond
Transamerica Income & Growth
Transamerica International
Transamerica International Bond
Transamerica International Equity
Transamerica International Equity Opportunities
Transamerica International Small Cap
Transamerica International Small Cap Value
Transamerica International Value Opportunities
Transamerica Large Cap Growth
Transamerica Large Cap Value
Transamerica Long/Short Strategy
Transamerica Managed Futures Strategy
Transamerica Mid Cap Value
Transamerica MLP & Energy Income
Transamerica Money Market
Transamerica Multi-Managed Balanced
Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Multi-Manager International Portfolio
Transamerica Real Return TIPS
Transamerica Select Equity

Transamerica Short-Term Bond
Transamerica Small Cap Growth
Transamerica Small Cap Value
Transamerica Small Company Growth Liquidating Trust
Transamerica Small/Mid Cap Value
Transamerica Tactical Allocation
Transamerica Tactical Income
Transamerica Tactical Rotation
Transamerica Total Return
Transamerica Value

Transamerica Series Trust

Transamerica AEGON Active Asset Allocation - Conservative VP
Transamerica AEGON Active Asset Allocation - Moderate Growth VP
Transamerica AEGON Active Asset Allocation - Moderate VP
Transamerica AEGON High Yield Bond VP
Transamerica AEGON Money Market VP
Transamerica AEGON U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Barrow Hanley Dividend Focused VP (formerly Transamerica BlackRock Large Cap Value VP) (effective May 1, 2013)
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Tactical Allocation VP
Transamerica BNP Paribas Large Cap Growth VP (formerly Transamerica Multi Managed Large Cap Core VP) (effective May 1, 2013)
Transamerica Clarion Global Real Estate Securities VP
Transamerica Hanlon Income VP
Transamerica ING Balanced Allocation VP (effective May 1, 2013)
Transamerica ING Conservative Allocation VP (effective May 1, 2013)
Transamerica ING Intermediate Bond VP (effective May 1, 2013)
Transamerica ING Large Cap Growth VP (effective May 1, 2013)
Transamerica ING Limited Maturity Bond VP (effective May 1, 2013)
Transamerica ING Mid Cap Opportunities VP (effective May 1, 2013)
Transamerica ING Moderate Growth Allocation VP (effective May 1, 2013)
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Transamerica Legg Mason Dynamic Allocation – Growth VP
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Market Participation Strategy VP
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica PIMCO Real Return TIPS VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T.Rowe Price Small Cap VP
Transamerica TS&W International Equity VP (formerly Transamerica Morgan Stanley Active International Allocation VP) (effective May 1, 2013)
Transamerica Vanguard ETF Portfolio – Aggressive Growth VP (formerly Transamerica Index 100 VP) (effective May 1, 2013)
Transamerica Vanguard ETF Portfolio – Balanced VP (formerly Transamerica Index 50 VP) (effective May 1, 2013)
Transamerica Vanguard ETF Portfolio – Conservative VP (formerly Transamerica Index 35 VP) (effective May 1, 2013)
Transamerica Vanguard ETF Portfolio – Growth VP (formerly Transamerica Index 75 VP) (effective May 1, 2013)
Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP

Transamerica Partners Portfolios

Transamerica Partners Balanced Portfolio
Transamerica Partners Core Bond Portfolio
Transamerica Partners High Quality Bond Portfolio
Transamerica Partners High Yield Bond Portfolio
Transamerica Partners Inflation-Protected Securities Portfolio
Transamerica Partners International Equity Portfolio
Transamerica Partners Large Core Portfolio
Transamerica Partners Large Growth Portfolio
Transamerica Partners Large Value Portfolio
Transamerica Partners Mid Growth Portfolio
Transamerica Partners Mid Value Portfolio
Transamerica Partners Money Market Portfolio
Transamerica Partners Small Core Portfolio
Transamerica Partners Small Growth Portfolio
Transamerica Partners Small Value Portfolio

Transamerica Partners Funds Group

Transamerica Partners Balanced
Transamerica Partners Core Bond
Transamerica Partners High Quality Bond
Transamerica Partners High Yield Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners International Equity
Transamerica Partners Large Core
Transamerica Partners Large Growth
Transamerica Partners Large Value
Transamerica Partners Mid Growth

Transamerica Partners Mid Value
Transamerica Partners Money Market
Transamerica Partners Small Growth
Transamerica Partners Small Value
Transamerica Partners Small Core
Transamerica Partners Stock Index
Transamerica Institutional Asset Allocation - Intermediate Horizon
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon
Transamerica Institutional Asset Allocation - Long Horizon
Transamerica Institutional Asset Allocation – Short Horizon
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Funds Group II

Transamerica Partners Institutional Balanced
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional High Yield Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional International Equity
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Money Market
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Stock Index
Transamerica Asset Allocation - Intermediate Horizon
Transamerica Asset Allocation - Intermediate/Long Horizon
Transamerica Asset Allocation - Long Horizon
Transamerica Asset Allocation - Short Horizon
Transamerica Asset Allocation - Short/Intermediate Horizon

Transamerica Asset Allocation Variable Funds

Transamerica Asset Allocation – Intermediate Horizon Subaccount
Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount
Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Income Shares, Inc.